     Exhibit 32.1
     SECTION 1350 CERTIFICATION
I, Donita R. Koval, of Omega Financial Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donita R. Koval
Donita R. Koval Chief Executive Officer	Date: 03/17/2008

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.
     SECTION 1350 CERTIFICATION
I, Daniel L. Warfel, of Omega Financial Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel L. Warfel
Daniel L. Warfel Chief Financial Officer	Date: 03/17/2008

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.

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